Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events:

15.1 On July 21, 2014, the Company announced that its Board of Directors declared a quarterly cash dividend with respect to the quarter ended June 30, 2014 of $0.19 per common share, to shareholders on record as of August 01, 2014 and payable on or about August 11, 2014.

15.2 On July 25, 2014, the Company entered into a $1.3 billion Senior Secured Term Loan B facility to refinance the $1.35 billion Senior Secured Credit Facility (Note 8), which had a balance of approximately $1.3 billion on that date. Consequently, an amount of $75 million which was previously restricted under the $1.35 billion facility was released to the Company. The new Term Loan B facility is secured primarily by first priority mortgages on the drillships, Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena, bears interest at fixed rate, and matures on July 25, 2021.